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Exhibit 99.2. CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of McDonald's Corporation (the Company) for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (Report), I, Matthew H. Paull, Corporate Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, that:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date:    March 12, 2003

/s/ Matthew H. Paull

By	Matthew H. Paull Corporate Executive Vice President and Chief Financial Officer

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  Exhibit 99.2. CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002